Exhibit 13.1

Certification by the Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Sky-mobi Limited (the “Company”) on Form 20-F for the fiscal year ended March 31, 201 initially filed with the Securities and Exchange Commission on August 17, 2011, as amended by this Amendment No. 1 on Form 20-F/A filed on the date hereof (the “Report”), I, Michael Tao Song, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2011

By:	/s/ Michael Tao Song
Name:	Michael Tao Song
Title:	Chairman and Chief Executive Officer